SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2003

                              RIVER VALLEY BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

2-47541                                                               35-1984567
(Commission File Number)                       (IRS Employer Identification No.)

                                430 Clifty Drive
                             Madison, Indiana 47250
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (812) 265-3421

Item 5.           Other Events.

     On December 9, 2003, River Valley Bancorp, an Indiana corporation (the "Registrant"), announced that it had declared a 2 for 1 stock split, pursuant to which every share of its Common Stock outstanding at the close business on December 26, 2003 will be converted into two shares of Common Stock.

     Also on December 9, 2003, the Registrant announced that it had declared a cash dividend of $0.17 per share of its Common Stock for the quarter ending December 31, 2003. A copy of the press release is furnished herewith as Exhibit
99.1. Pursuant to General Instruction F of Form 8-K, this Exhibit is incorporated herein by this reference.



Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated December 9, 2003.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       /s/ Larry C. Fouse
                                       -----------------------------------------
                                       Larry C. Fouse, Vice President of Finance

Dated: December 10, 2003